o BT INVESTMENT FUNDS o

                                 SMALL CAP FUND

                                  ANNUAL REPORT
                                ----------------
                                SEPTEMBER o 1998

SMALL CAP FUND
Table of Contents
--------------------------------------------------------------------------------

         Letter to Shareholders                                  3

         Small Cap Fund
           Statement of Assets and Liabilities                   6
           Statement of Operations                               6
           Statements of Changes in Net Assets                   7
           Financial Highlights                                  7
           Notes to Financial Statements                         8
           Report of Independent Accountants                     9
           Tax Information                                       9

         Small Cap Portfolio
           Schedule of Portfolio Investments                    10
           Statement of Assets and Liabilities                  12
           Statement of Operations                              12
           Statements of Changes in Net Assets                  13
           Financial Highlights                                 13
           Notes to Financial Statements                        14
           Report of Independent Accountants                    15


                                 --------------
           The Fund is not insured by the FDIC and is not a deposit, obligation of or guaranteed byBankers Trust Company. The Fund is subject to investment risks, including possible loss of principal amount invested.
                                 --------------

SMALL CAP FUND
Letter to Shareholders
--------------------------------------------------------------------------------

We are pleased to present you with this annual report for the Small Cap Fund (the "Fund"), providing a review of the markets, the Portfolio, and our outlook as well as a complete financial summary of the Fund's operations and a listing of the Portfolio's holdings.

MARKET ACTIVITY
Overall, the twelve months ended September 30, 1998 were a period of significant volatility for small capitalization growth stocks. While equities in general were on a roller coaster during the year, the small cap sector was impacted the most, as concerns roiling the markets in the first half only heightened in the second.

At the start of the fourth quarter of 1997, small cap growth stocks began to weaken, following a five month period during which they had outperformed both the midcap and large cap segments of the market. The effects of the Asian financial crises began to spread. Small cap growth stocks came under pressure, as U.S. investors sought both to lock in gains with year end profit taking and to discount the expected negative impact these crises would have on the earnings growth of companies with significant exposure to Asia--especially the technology stocks. In addition, in their search for perceived "safe havens" and liquidity, investors tended to turn their focus to more value-oriented stocks and large cap names.

As the first quarter of 1998 progressed, investor sentiment toward small cap growth stocks improved for a number of reasons:
o The impact of the Asian crisis appeared clearer and somewhat measurable, and there was a lack of any significant negative news announcements.
o The earnings growth of small cap companies continued to be strong. Even the earnings growth of many companies with international exposure was sustained as a result of strong growth in the U.S. and Europe despite Asian difficulties.
o Those companies that were more negatively impacted by Asian issues had already lowered expectations enough that investors were no longer as concerned about these effects or worried about further disappointing earnings surprises.
o Relative valuations of small stocks were significantly reduced and reached levels approaching those of the spring of 1997 at which point they were at a four year low.
o Stable to rising overall market levels following a volatile fourth calendar quarter for all equity markets helped settle investors' desire for "safe havens" and more liquid names and served to boost sentiment surrounding small cap stocks.

As a result, small cap growth stocks' performance improved, and this sector participated with other segments of the stock market in a robust rally. Underlying all these reasons and continuing into the second quarter of 1998 were sustained strong U.S. economic conditions, few signs of inflation, and stable interest rates.

Renewed fears of a Federal Reserve Board interest rate increase and continued financial troubles in Asian countries turned investor sentiment negative and drove the market lower as the second calendar quarter progressed. With these renewed concerns came a clear bias toward liquidity and thus larger cap stocks. Ironically, the earnings growth outlook for larger cap stocks was reduced during the first half of the calendar year, creating a notable gap as compared to the still robust earnings growth outlook for smaller growth companies. Indeed, this combination of small cap underperformance and better earnings growth outlook created a widening and compelling valuation gap.

The third calendar quarter witnessed a continuation of market volatility, highlighted by several factors: o Russia's financial collapse and fresh concerns of contagion to Latin America from Asia's ongoing financial crisis were added to investors' list of troublesome events.
o There was renewed focus on slowing growth in U.S. corporate earnings and in the overall economy, as problems largely confined to high technology and basic industries were anticipated to spread to major global consumer companies, as evidenced by announcements of weakening results by Coca Cola and Gillette.
o Acknowledging the weakening global environment and its potential impact on the U.S. economy, the Federal Reserve Board lowered the fed funds rate by 0.25% on September 29th and now seems focused on preventing a credit crunch as seen earlier in the decade.
o News of major U.S. and European financial institutions' direct exposure to emerging markets and their secondary exposure to hedge funds that aggressively place leverage bets abroad began to spread.

Together, these factors kept a premium on larger caps' liquidity and perceived safety. This investor sentiment dominated, despite a strong second quarter earnings reporting season out of the small cap sector in July. Small cap companies continued to exhibit superior earnings growth and relatively attractive valuations throughout. In fact, small cap relative P/E ratios as compared to large cap P/E ratios are currently at their lowest level in over a quarter of a century.

   Ten Largest Stock Holdings

   Parexel International Corp.       Legato Systems, Inc.
   -----------------------------------------------------------------
   Superior Consulting Holdings      Advantage Learning Systems
   -----------------------------------------------------------------
   Wind River Systems, Inc.          HNC Software, Inc.
   -----------------------------------------------------------------
   Medimmune, Inc.                   Mutual Risk Management, Ltd.
   -----------------------------------------------------------------
   Sipex Corporation                 CSG Systems International, Inc.
   -----------------------------------------------------------------

INVESTMENT REVIEW
The Fund's relative performance was hampered overall by its growth-oriented investment style, as the market punished small cap growth stocks more than any other segment of the market. The only exception to this trend during this fiscal year was in the first calendar quarter, when a return to growth style investing helped the Fund. Strong specific stock selection drove the Fund's outperformance not only in the first calendar quarter, but also in the second.

SMALL CAP FUND
Letter to Shareholders (continued)
--------------------------------------------------------------------------------

 Periods ended September 30, 1998       Cumulative Total Returns    Average Annual Total Returns
------------------------------------------------------------------------------------------------
                                       Past 1    Past 3   Since      Past 1    Past 3    Since
                                        year     years  inception     year     years   inception
------------------------------------------------------------------------------------------------
 BT Investment Small Cap Fund*         -28.38%   6.73%    97.45%     -28.38%   2.20%     14.76%
   (inception 10/21/93)
------------------------------------------------------------------------------------------------
 Russell 2000 Index**                  -19.02%  22.03%    50.63%     -19.02%   6.86%      8.69%
------------------------------------------------------------------------------------------------
 Russell 2000 Growth Index**           -24.83%   4.41%    31.21%     -24.83%   1.45%      5.68%
------------------------------------------------------------------------------------------------
 Lipper Small Cap Growth Average***    -20.60%  21.70%    56.13%     -20.60%   6.45%      9.24%
------------------------------------------------------------------------------------------------

Relative sector positioning had a mixed effect on performance. For example, in the fourth quarter of 1997, the Fund was underweight in the outperforming value-oriented sectors of utilities, financial services, and consumer staples and was overweight in the poorly performing growth-oriented technology sector. However, that same strategy worked to the Fund's favor in the next quarter, when technology was among the best performing sectors, as was the consumer discretionary sector.

In the second half of the fiscal year, the ups and downs within small cap equities continued. In the quarter ending June 30th, the Fund was positively impacted by overweight positions in the consumer discretionary, technology, and autos & transportation sectors. Stock selection also contributed to the Fund's outperformance for the quarter. Moving to an underweight position in energy benefited the Fund in the quarter ended September 30th, but underweight positions in the better performing, more value-oriented utilities, consumer staples, and financial services sectors hurt performance.

While this has clearly been a difficult year for small cap growth stocks and for the Fund, it is well worth noting that for the life of the Fund, its performance is well ahead of both its benchmarks and its Lipper category average. We intend to maintain our long-term investment strategies.

MANAGER OUTLOOK
Although we expect future periods of volatility in the marketplace while global economic events run their course, we remain optimistic regarding small cap stocks in general. Small cap fundamentals remain strong, earnings growth superior, and relative valuations attractive. In particular, the companies in the Fund's portfolio are, overall, experiencing strong fundamental growth in earnings, are largely reliant upon the domestic economy for growth, and are expressing upbeat outlooks for the coming year.

Over the longer term, it has been shown that investors will pay for reasonably priced earnings growth. It is important to remember that investors should take a long-term view when investing in this segment of the market, as returns can be volatile in the short term.

Given the recent high volatility in the stock market, it is also important to keep in mind that at Bankers Trust we remain disciplined in our process, and we continue to:
o focus on companies that offer compelling valuations relative to their growth rates
o focus on companies that have strong, consistent earnings and revenue growth
o use extensive fundamental research--as well as our thematic approach and screening process--to identify attractive investment opportunities in unrecognized growth companies and sectors
o strictly adhere to our sell discipline to help mitigate risk, and
o use the volatility of the marketplace to our investors' advantage by initiating or adding to positions on weakness.

We will continue to monitor economic conditions and their effect on financial markets as we seek long-term capital growth.


                             /s/   Timothy Woods
                         _______________________________


                             /s/   Mary P. Dugan
                         _______________________________

                         Timothy Woods and Mary P. Dugan
                  Portfolio Managers of the Small Cap Portfolio
                               September 30, 1998

--------------
* Performance quoted represents past performance. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.
** The Russell 2000 Index is an unmanaged, market value weighted index, which measures performance of the 2,000 companies that are between the 1,000th and 3,000th largest in the market. Indices are unmanaged, and investments cannot be made in an index.
*** Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the respective categories indicated. These figures do not reflect sales charges.

SMALL CAP FUND
Letter to Shareholder
--------------------------------------------------------------------------------

                    Diversification of Portfolio Investments
                        By Theme as of September 30, 1998
                     (percentages are based on market value)

                 [PIE CHART APPEARS HERE -- PLOT POINTS BELOW]

     Our Strengthening                         Life Sciences Revolution 4%
     Financial Structure      7%
                                               Cash                    10%
     New Health Care
     Paradigm                 8%               Telecommunications       4%

     New Consumer             3%               Other                   19%(+)

     Move to                                   The Ubiquitous
     Outsourcing              6%               Semiconductor            8%

     Managing the                              America's Changing
     Information Age         13%               Leisure Time             3%

     Life on the Net          6%               Client Server Computing  6%

     America's Industrial
     Renaissance              3%

(+) Includes themes with weightings of less than 3%.


Performance Comparison
--------------------------------------------------------------------------------

Comparison of Change in Value of a $10,000 Investment in the Small Cap Fund and the Russell 2000 Index since October 31, 1993.

 Total Return for the Period
  Ended September 30, 1998

  One Year   Since 10/21/93*
  -28.38%       14.76%**

*  The Fund's inception date.
** Annualized.

Investment return and principal value may fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

                   [GRAPH APPEARS HERE -- PLOT POINTS BELOW]


                                      SMALL CAP       RUSSELL
                                        FUND         2000 INDEX
                                      $19,745         $15,063

                      OCT-93           10,000          10,000
                      DEC-93           10,326          10,002
                      MAR-94           10,375           9,735
                      JUN-94            9,951           9,354
                      SEP-94           11,451          10,004
                      DEC-94           12,320           9,819
                      MAR-95           14,107          10,272
                      JUN-95           15,903          11,236
                      SEP-95           18,263          12,345
                      DEC-95           19,536          12,613
                      MAR-96           21,049          13,256
                      JUN-96           23,181          13,919
                      SEP-96           23,074          13,967
                      DEC-96           20,884          14,693
                      MAR-97           17,517          13,933
                      JUN-97           20,917          16,192
                      SEP-97           27,217          18,602
                      DEC-97           23,940          17,980
                      MAR-98           26,987          19,788
                      JUN-98           19,745          15,063
                      SEP-98           19,745          15,063

            Past performance is not indicative of future performance.

SMALL CAP FUND
Statement of Assets and Liabilities  September 30, 1998
--------------------------------------------------------------------------------

Assets
  Investment in Small Cap Portfolio, at Value                                                                     $ 173,271,361
  Receivable for Shares of Beneficial Interest Subscribed                                                               162,381
  Prepaid Expenses and Other                                                                                             15,743
                                                                                                                  --------------
Total Assets                                                                                                        173,449,485
                                                                                                                  --------------
Liabilities
  Due to Bankers Trust, net                                                                                              83,368
  Payable for Shares of Beneficial Interest Redeemed                                                                  1,037,141
  Accrued Expenses and Other                                                                                             18,917
                                                                                                                  --------------
Total Liabilities                                                                                                     1,139,426
                                                                                                                  --------------
Net Assets                                                                                                        $ 172,310,059
                                                                                                                  ==============
Composition of Net Assets
  Paid-in Capital                                                                                                 $ 178,500,313
  Accumulated Net Realized Loss from Investment Transactions                                                        (14,926,427)
  Net Unrealized Appreciation on Investment                                                                           8,736,173
                                                                                                                  --------------
Net Assets                                                                                                        $ 172,310,059
                                                                                                                  ==============
Net Asset Value, Offering and Redemption Price Per Share (net assets divided by shares outstanding)               $       14.96
                                                                                                                  ==============
Shares Outstanding ($0.001 par value per share, unlimited number of shares of beneficial interest authorized)        11,514,530
                                                                                                                  ==============


Statement of Operations For the year ended September 30, 1998
--------------------------------------------------------------------------------

Investment Income
  Expenses in Excess of Income Allocated from Small Cap Portfolio, net                                            $     (523,926)
                                                                                                                  --------------
Expenses
  Administration and Services Fees                                                                                     1,518,290
  Printing and Shareholder Reports                                                                                        40,298
  Trustees Fees                                                                                                            3,073
  Professional Fees and Other                                                                                             18,458
                                                                                                                  --------------
  Total Expenses                                                                                                       1,580,119
  Less Expenses Absorbed by Bankers Trust                                                                                (61,829)
                                                                                                                  --------------
    Net Expenses                                                                                                       1,518,290
                                                                                                                  --------------
Expenses in Excess of Investment Income                                                                               (2,042,216)
                                                                                                                  --------------
Realized and Unrealized Gain (Loss) on Investments
  Net Realized Gain from Investment Transactions                                                                       3,536,499
  Net Change in Unrealized Appreciation/Depreciation on Investment                                                   (73,838,071)
                                                                                                                  --------------
Net Realized and Unrealized Loss on Investment                                                                       (70,301,572)
                                                                                                                  --------------
Net Decrease in Net Assets from Operations                                                                        $  (72,343,788)
                                                                                                                  ==============

                  See Notes to Financial Statements on Page 8

SMALL CAP FUND
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                                          For the              For the
                                                                                        year ended           year ended
                                                                                    September 30, 1998   September 30, 1997
                                                                                    ------------------   ------------------
Increase (Decrease) in Net Assets from:
Operations
  Expenses in Excess of Investment Income                                             $  (2,042,216)       $  (1,751,995)
  Net Realized Gain from Investment Transactions                                          3,536,499           21,511,447
  Net Change in Unrealized Appreciation/Depreciation on Investment                      (73,838,071)          20,305,688
                                                                                      --------------       --------------
Net Increase (Decrease) in Net Assets from Operations                                   (72,343,788)          40,065,140
                                                                                      --------------       --------------
Distributions to Shareholders
  Net Realized Gain from Investment Transactions                                        (11,612,132)                  --
  In Excess of Net Realized Gains from Investment Transactions                          (13,960,209)         (13,993,488)
                                                                                      --------------       --------------
Total Distributions                                                                     (25,572,341)         (13,993,488)
                                                                                      --------------       --------------
Capital Transactions in Shares of Beneficial Interest
  Proceeds from Sales of Shares                                                         299,805,325          248,556,213
  Dividend Reinvestments                                                                 17,676,714           10,338,678
  Cost of Shares Redeemed                                                              (333,578,059)        (240,880,564)
                                                                                      --------------       --------------
Net Increase (Decrease) from Capital Transactions in Shares of Beneficial Interest      (16,096,020)          18,014,327
                                                                                      --------------       --------------
Total Increase (Decrease) in Net Assets                                                (114,012,149)          44,085,979
Net Assets
Beginning of Year                                                                       286,322,208          242,236,229
                                                                                      --------------       --------------
End of Year                                                                           $ 172,310,059        $ 286,322,208
                                                                                      ==============       ==============



Financial Highlights
--------------------------------------------------------------------------------

Contained below are selected data for a share outstanding, total investment return, ratios to average net assets and other supplemental data for the periods indicated for the Small Cap Fund.


                                                                                                              For the period
                                                                     For the years ended                    October 21, 1993
                                                                        September 30,                       (Commencement of
                                                     -------------------------------------------------       Operations) to
                                                       1998          1997          1996         1995       September 30, 1994
                                                     --------      --------      --------     --------     ------------------
Per Share Operating Performance:
Net Asset Value, Beginning of Period                 $ 23.68       $ 21.66       $ 18.50      $ 11.60            $10.00
                                                     --------      --------      --------     --------           -------
Income fromInvestment Operations
  Expenses in Excess of Investment Income              (0.18)        (0.14)        (0.12)       (0.04)            (0.03)
  Net Realized and Unrealized Gain (Loss)
    on Investment                                      (6.24)         3.58          4.65         6.94              1.63
                                                     --------      --------      --------     --------           -------
Total Income (Loss) from Investment Operations         (6.42)         3.44          4.53         6.90              1.60
                                                     --------      --------      --------     --------           -------
Distributions to Shareholders
  Net Realized Gain from Investment Transactions       (1.04)        (1.42)        (1.37)          --                --
  In Excess of Net Realized Gains                      (1.26)           --            --           --                --
                                                     --------      --------      --------     --------           -------
Total Distributions                                    (2.30)        (1.42)        (1.37)          --                --
                                                     --------      --------      --------     --------           -------
Net Asset Value, End of Period                       $ 14.96       $ 23.68       $ 21.66      $ 18.50            $11.60
                                                     ========      ========      ========     ========           =======
Total Investment Return                               (28.38)%       17.90%        26.41%       59.48%            17.06%*
Supplemental Data and Ratios:
  Net Assets, End of Period (000s omitted)           $172,310      $286,322      $242,236     $122,935           $21,332
  Ratios to Average Net Assets:
    Expenses in Excess of Income                       (0.87)%       (0.89)%       (0.70)%      (0.46)%           (0.58)%*
    Expenses, Including Expenses of the
     Small Cap Portfolio                                 1.25%         1.25%         1.25%        1.25%            1.25%*
    Decrease Reflected in Above Expense Ratio Due
     to Absorption of Expenses by Bankers Trust          0.19%         0.03%         0.22%        0.34%            0.86%*

--------------
* Annualized

                    See Notes to Financial Statements on Page 8

SMALL CAP FUND
Notes to Financial Statements
--------------------------------------------------------------------------------

Note 1--Organization and Significant Accounting Policies
A. Organization
BT Investment Funds (the "Trust") is registered under the Investment Company Act of 1940 (the "Act"), as amended, as an open-end management investment company. The Trust was organized on July 21, 1986, as a business trust under the laws of the Commonwealth of Massachusetts. The Small Cap Fund (the "Fund") is one of the funds offered to investors by the Trust. The Fund commenced operations and began offering shares of beneficial interest on October 21, 1993. The Fund invests substantially all of its assets in the Small Cap Portfolio (the "Portfolio"). The Portfolio is an open-end management investment company registered under the Act. The Fund seeks to achieve its investment objective by investing all of its investable assets in the Portfolio. The value of such investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio. At September 30, 1998, the Fund's investment was approximately 100% of the Portfolio.

The financial statements of the Portfolio, including the Schedule of Portfolio Investments, are contained elsewhere in this report.

B. Valuation
Valuation of securities by the Portfolio is discussed in Note 1B of the Portfolio's Notes to Financial Statements.

C. Investment Income
The Fund earns income, net of expenses, daily on its investment in the Portfolio. All of the net investment income and realized and unrealized gains and losses from the security transactions of the Portfolio are allocated pro rata among the investors in the Portfolio at the time of such determination.

D. Distributions
It is the Fund's policy to declare and distribute dividends quarterly to shareholders from net investment income. Dividends and distributions payable to shareholders are recorded by the Fund on the ex-dividend date. Distributions of net realized short-term and long-term capital gains, if any, earned by the Fund will be made annually to the extent they are not offset by any capital loss carryforwards.

E. Federal Income Taxes
It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. The Fund may periodically make reclassifications among certain of its capital accounts as a result of the timing and characterization of certain income and capital gains distributions determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. The Fund has deferred post October capital losses of $14,786,627 to the next year.

F. Other
The Trust accounts separately for the assets, liabilities, and operations of the Fund. Expenses directly attributable to the Fund are charged to that Fund, while expenses which are attributable to all of the Trust's funds are allocated among the Funds. Investment transactions are accounted for on the trade date basis. Realized gains and losses are determined on the identified cost basis.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from those estimates.

Note 2--Fees and Transactions with Affiliates
The Fund has entered into an Administration and Services Agreement with Bankers Trust Company ("Bankers Trust"). Under this Agreement, Bankers Trust provides administrative, custody, transfer agency and shareholder services to the Fund in return for a fee computed daily and paid monthly at an annual rate of .65% of the Fund's average daily net assets.

Bankers Trust has voluntarily undertaken to waive and reimburse expenses of the Fund, to the extent necessary, to limit all expenses to .65% of the average daily net assets of the Fund, excluding expenses of the Portfolio, and 1.25% of the average daily net assets of the Fund, including expenses of the Portfolio.

The Trust has entered into a distribution agreement with ICC Distributors, Inc. ("ICC") under which ICC will serve as distributor for shares sold on behalf of the Fund.

The Fund is a participant with other affiliated entities in a revolving credit facility (the "revolver") and a discretionary demand line of credit facility, collectively (the "credit facilities") in the amounts of $50,000,000 and $100,000,000, respectively. A commitment fee of .07% per annum on the average daily amount of the available commitment is payable on a calendar quarter basis, and apportioned equally among all participants. Amounts borrowed under the credit facilities will bear interest at a rate per annum equal to the Federal Funds Rate plus .45%. No amounts were drawn down or outstanding under the credit facilities as of and for the year ended September 30, 1998.

Note 3--Shares of Beneficial Interest
At September 30, 1998, there were an unlimited number of shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

                            For the                      For the
                          year ended                    year ended
                      September 30, 1998            September 30, 1997
                 ----------------------------   ----------------------------
                    Shares         Amount          Shares         Amount
                 ------------  --------------   ------------  --------------
Sold              15,646,669   $ 299,805,325      13,234,894   $ 248,556,213
Reinvested         1,021,185      17,676,714         571,830      10,338,678
Redeemed         (17,243,267)   (333,578,059)    (12,902,495)   (240,880,564)
                 ------------  --------------   ------------  --------------
Net Increase
  (Decrease)        (575,413)  $ (16,096,020)        904,229   $  18,014,327
                 ============  ==============   ============  ==============

SMALL CAP FUND
Report of Independent Accountants
--------------------------------------------------------------------------------

To the Trustees of BT Investment Funds and the Shareholders of
BT Small Cap Fund:

In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Small Cap Fund (one of the Funds comprising BT Investment Funds, hereafter referred to as the "Fund") at September 30, 1998, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 1998 by correspondence with the transfer agent, provide a reasonable basis for the opinion expressed above.


PricewaterhouseCoopers LLP
Baltimore, MD
November 6, 1998



Tax Information (Unaudited) For the Year Ended September 30, 1998
--------------------------------------------------------------------------------

The Fund paid long term capital gains during the year ending 9/30/98 in the amount of $9,587,686. In addition, of the ordinary distributions made during the year ending 9/30/98, $0.02 per share qualify for the dividends received deduction available to corporate shareholders.

SMALL CAP PORTFOLIO
Schedule of Portfolio Investments September 30, 1998
--------------------------------------------------------------------------------

Shares            Description                                       Value
------            -----------                                       -----
        COMMON STOCK - 88.61%
        America's Changing Leisure Time - 3.10%
106,500 Bob Evans Farms, Inc.                                   $  2,123,344
 76,700 Cinar Films, Inc. - Class B *                              1,375,806
 41,300 Family Golf Centers, Inc. *                                  733,075
 79,300 O'Charleys, Inc. *                                           802,913
 24,600 Travel Services International, Inc. *                        333,637
                                                                -------------
                                                                   5,368,775
                                                                -------------

        America's Educational Crisis - 2.77%
 69,800 Advantage Learning Systems, Inc. *                         2,652,400
139,600 School Specialty, Inc. *                                   2,146,350
                                                                -------------
                                                                   4,798,750
                                                                -------------

        America's Industrial Renaissance - 3.00%
 65,400 ASA Holdings, Inc.                                         2,321,700
132,000 Interface Flooring Systems, Inc. - Class A                 1,584,000
 68,000 SkyWest, Inc.                                              1,300,500
                                                                -------------
                                                                   5,206,200
                                                                -------------

        Client Server Computing - 6.08%
 74,800 Apex PC Solutions, Inc. *                                  1,467,950
 63,200 HNC Software, Inc. *                                       2,567,500
 95,100 Software AG Systems, Inc. *                                1,616,700
 63,200 Wind River Systems, Inc. *                                 2,986,200
 77,200 Xircom, Inc. *                                             1,891,400
                                                                -------------
                                                                  10,529,750
                                                                -------------

        Consolidating America - 2.63%

 43,500 Heftel Broadcasting Corporation - Class A *                1,642,125
109,400 Integrated Electric Services, Inc. *                       1,627,325
 88,600 Ivex Packaging Corporation *                               1,284,700
                                                                -------------
                                                                   4,554,150
                                                                -------------

        Energizing the Globe - 2.73%
 51,000 Basin Exploration, Inc. *                                    844,688
 72,500 Newfield Exploration Company *                             1,631,250
 71,800 Stone Energy Corporation *                                 2,252,725
                                                                -------------
                                                                   4,728,663
                                                                -------------

        Environmental Crisis - 2.34%
 51,500 American Disposal Services, Inc. *                         2,005,281
145,600 Catalytica, Inc. *                                         2,056,600
                                                                -------------
                                                                   4,061,881
                                                                -------------

        Flourishing in the Managed Care Environment - 3.04%
 48,900 Annuity and Life Re (Holdings), Ltd. *                       965,775
 48,400 Pediatrix Medical Group, Inc. *                            2,171,950
 68,600 Trigon Healthcare, Inc. *                                  2,126,600
                                                                -------------
                                                                   5,264,325
                                                                -------------

        Life on the Net - 5.57%
 35,300 CMG Information Services, Inc. *                           1,879,725
 93,600 E*Trade Group, Inc. *                                      1,749,150
 48,900 Excite, Inc. *                                             1,995,731
 32,300 Exodus Communications, Inc. *                                787,313
 39,400 Preview Travel, Inc. *                                       719,050
 55,500 Sportsline USA, Inc. *                                       967,781
118,300 USWeb Corporation *                                        1,545,294
                                                                -------------
                                                                   9,644,044
                                                                -------------

        Life Sciences Revolution - 3.61%
 44,600 Medimmune, Inc. *                                          2,887,850
 86,200 PAREXEL International Corporation *                        3,361,800
                                                                -------------
                                                                   6,249,650
                                                                -------------


Shares            Description                                       Value
------            -----------                                       -----

        Managing the Information Age - 12.80%
 40,300 Abacus Direct Corporation *                             $  2,055,300
 35,300 Complete Business Solutions, Inc. *                        1,014,875
 66,800 Fundtech Ltd. *                                              718,100
 85,200 Information Management Resources, Inc. *                   2,108,700
 51,700 Legato Systems, Inc. *                                     2,656,087
 98,800 Smart Modular Technology, Inc. *                           2,031,575
 72,900 Superior Consultant Holdings Corporation *                 3,171,150
 51,300 Syntel, Inc. *                                             1,141,425
 70,300 Tier Technologies, Inc. - Class B *                        1,159,950
 59,400 Transaction Systems Architects, Inc. -
          Class A *                                                2,108,700
 35,500 VERITAS Software Corporation *                             1,961,375
111,300 Whittman-Hart, Inc. *                                      2,045,137
                                                                -------------
                                                                  22,172,374
                                                                -------------

        Move to Outsourcing - 5.58%
 52,000 G & K Services, Inc. - Class A                             2,437,500
110,200 Gentex Corporation *                                       1,653,000
 76,400 HA-LO Industries, Inc. *                                   2,234,700
 78,650 INSpire Insurance Solutions, Inc. *                        1,858,106
 43,200 Metzler Group, Inc. *                                      1,479,600
                                                                -------------
                                                                   9,662,906
                                                                -------------

        New Consumer - 3.31%
 41,000 AnnTaylor Stores Corporation *                               832,813
125,000 Gerber Childrenswear, Inc. *                                 992,187
113,900 Helen of Troy, Ltd. *                                      2,206,813
 96,950 THQ, Inc. *                                                1,696,625
                                                                -------------
                                                                   5,728,438
                                                                -------------

        New Health Care Paradigm - 8.27%
 35,700 Amerisource Health, Inc. - Class A *                       1,943,419
 49,700 Healthcare Financial Partners, Inc. *                      2,087,400
 46,700 Medicis Pharmaceutical Corporation -
          Class A *                                                1,850,487
 99,500 Priority Healthcare Corporation - Class B*                 2,276,063
 88,050 Renal Care Group, Inc. *                                   2,256,281
 66,500 Safeskin Corporation *                                     2,098,906
 76,033 Total Renal Care Holdings, Inc. *                          1,824,792
                                                                -------------
                                                                  14,337,348
                                                                -------------

        Our Strengthening Financial Structure - 6.98%
 28,800 Centura Banks, Inc.                                        1,810,800
 85,700 Financial Federal Corporation                              1,880,044
 83,066 Legg Mason, Inc.                                           2,185,674
 30,937 Metris Companies, Inc.                                     1,442,461
 71,800 Mutual Risk Management, Ltd.                               2,539,925
101,300 Philadelphia Consolidated Holdings, Inc.                   2,241,263
                                                                -------------
                                                                  12,100,167
                                                                -------------

        Productivity Enhancement - 1.77%
 65,673 Dura Automotive Systems, Inc. *                            1,699,289
 56,800 Visio Corporation *                                        1,366,750
                                                                -------------
                                                                   3,066,039
                                                                -------------

        Special Situations - 1.03%
 85,800 Universal Foods Corporation                                1,791,075
                                                                -------------


        Stores of Value - 2.07%
 66,000 Duane Reade, Inc. *                                        2,503,875
 99,000 Fingerhut Companies, Inc.                                  1,089,000
                                                                -------------
                                                                   3,592,875
                                                                -------------

                   See Notes to Financial Statements on Page 14

SMALL CAP PORTFOLIO
Schedule of Portfolio Investments September 30, 1998
--------------------------------------------------------------------------------

Shares            Description                                       Value
------            -----------                                       -----

        Telecommunications - 3.51%
 63,900 Carrier Access Corporation *                            $  1,142,213
 51,600 COM21, Inc. *                                                922,350
 56,800 CSG Systems International, Inc. *                          2,513,400
 35,600 Excel Switching Corporation *                                841,050
 60,200 Worldport Communications, Inc. *                             665,962
                                                                -------------
                                                                   6,084,975
                                                                -------------

        The Revaluation of Real Estate - 0.67%
 45,600 Trammell Crow Company *                                    1,162,800
                                                                -------------

        The Ubiquitous Semiconductor - 7.75%
 63,400 Jabil Circuit, Inc. *                                      2,203,150
 74,100 Micrel, Inc. *                                             1,963,650
 70,300 Novellus Systems, Inc. *                                   1,845,375
 37,800 QLogic Corporation *                                       2,466,450
 35,600 Rambus, Inc. *                                             2,278,400
105,300 SIPEX Corporation *                                        2,671,987
                                                                -------------
                                                                  13,429,012
                                                                -------------

Total Common Stock (Cost $146,566,484)                           153,534,197
                                                                -------------


Shares            Description                                       Value
------            -----------                                       -----
           SHORT TERM INSTRUMENT - 9.86%
           Mutual Fund
17,080,440 BT Institutional Cash Management Fund
           (Cost $17,080,440)                                   $ 17,080,440
                                                                -------------

Total Investments (Cost $163,646,924)           98.47%          $170,614,637
Other Assets Less Liabilities                    1.53%             2,656,742
                                               -------          -------------
Net Assets                                     100.00%          $173,271,379
                                               =======          =============

--------------
* Non-Income Producing Security

                  See Notes to Financial Statements on Page 14

SMALL CAP PORTFOLIO
Statement of Assets and Liabilities  September 30, 1998
--------------------------------------------------------------------------------

Assets
  Investments, at Value (Cost of $163,646,924)                      $170,614,637
  Cash                                                                    74,094
  Receivable for Securities Sold                                       4,865,267
  Dividends Receivable                                                    60,855
                                                                    -------------
Total Assets                                                         175,614,853
                                                                    -------------
Liabilities
  Due to Bankers Trust                                                    78,677
  Payable for Securities Purchased                                     2,238,991
  Accrued Expenses and Other                                              25,806
                                                                    -------------
Total Liabilities                                                      2,343,474
                                                                    -------------
Net Assets                                                          $173,271,379
                                                                    =============
Composition of Net Assets
  Paid-in Capital                                                   $166,303,666
  Net Unrealized Appreciation on Investments                           6,967,713
                                                                    -------------
Net Assets                                                          $173,271,379
                                                                    =============


Statement of Operations  For the year ended September 30, 1998
--------------------------------------------------------------------------------

Investment Income
  Dividends                                                         $    879,964
                                                                    -------------
Expenses
  Advisory Fees                                                        1,520,784
  Administration and Services Fees                                       233,967
  Professional Fees                                                       33,764
  Trustees Fees                                                            2,641
  Miscellaneous                                                              260
                                                                    -------------
  Total Expenses                                                       1,791,416
  Less Expenses Absorbed by Bankers Trust                               (387,616)
                                                                    -------------
    Net Expenses                                                       1,403,800
                                                                    -------------
Expenses in Excess of Investment Income                                 (523,836)
                                                                    -------------
Realized and Unrealized Gain (Loss) on Investments
  Net Realized Gain from Investment Transactions                       3,536,500
  Net Change in Unrealized Appreciation/Depreciation on Investments  (73,816,547)
                                                                    -------------
Net Realized and Unrealized Loss on Investments                      (70,280,047)
                                                                    -------------
Net Decrease in Net Assets from Operations                          $(70,803,883)
                                                                    =============

                   See Notes to Financial Statements on Page 14

SMALL CAP PORTFOLIO
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                             For the                For the
                                                                           year ended             year ended
                                                                       September 30, 1998     September 30, 1997
                                                                       ------------------     ------------------
Increase (Decrease) in Net Assets from:
Operations
  Expenses in Excess of Investment Income                                $    (523,836)         $    (480,079)
  Net Realized Gain from Investment Transactions                             3,536,500             21,635,104
  Net Change in Unrealized Appreciation/Depreciation on Investments        (73,816,547)            19,884,098
                                                                         --------------         --------------
Net Increase (Decrease) in Net Assets from Operations                      (70,803,883)            41,039,123
                                                                         --------------         --------------
Capital Transactions
  Proceeds from Capital Invested                                           320,120,726            256,648,577
  Value of Capital Withdrawn                                              (361,923,813)          (257,424,442)
                                                                         --------------         --------------
Net Decrease in Net Assets from Capital Transactions                       (41,803,087)              (775,865)
                                                                         --------------         --------------
Total Increase (Decrease) in Net Assets                                   (112,606,970)            40,263,258
Net Assets
Beginning of Year                                                          285,878,349            245,615,091
                                                                         --------------         --------------
End of Year                                                              $ 173,271,379          $ 285,878,349
                                                                         ==============         ==============



Financial Highlights
--------------------------------------------------------------------------------

Contained below are selected ratios to average net assets and other supplemental data for the periods indicated for the Small Cap Portfolio.

                                                                                                           For the period
                                                                                                          October 21, 1993
                                                             For the years ended September 30,            (Commencement of
                                                      -----------------------------------------------      Operations) to
                                                        1998         1997         1996         1995      September 30, 1994
                                                      --------     --------     --------     --------    ------------------
Supplemental Data and Ratios:
  Net Assets, End of Period (000s omitted)            $173,271     $285,878     $245,615     $123,828         $21,328
  Ratios to Average Net Assets:
    Net Investment Income (Expenses in
     Excess of Investment Income)                       (0.22)%      (0.24)%      (0.05)%       0.19%           0.07%*
    Expenses                                             0.60%        0.60%        0.60%        0.60%           0.60%*
    Decrease Reflected in Above Expense Ratio Due
     to Absorption of Expenses by Bankers Trust          0.17%        0.17%        0.17%        0.19%           0.38%*
  Portfolio Turnover Rate                                 182%         188%         159%         161%            154%

--------------
* Annualized


                   See Notes to Financial Statements on Page 14

SMALL CAP PORTFOLIO
Notes to Financial Statements
--------------------------------------------------------------------------------

Note 1--Organization and Significant Accounting Policies
A. Organization
The Small Cap Portfolio (the "Portfolio") is registered under the Investment Company Act of 1940 (the "Act"), as amended, as an open-end management investment company. The Portfolio was organized on August 6, 1993 as an unincorporated trust under the laws of New York and commenced operations on October 21, 1993. The Declaration of Trust permits the Board of Trustees (the "Trustees") to issue beneficial interests in the Portfolio.

B. Security Valuation
The Portfolio's investments listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the closing price of a security traded on that exchange prior to the time when the Portfolio assets are valued. Short-term debt securities are valued on at market value until such time as they reach a remaining maturity of 60 days, whereupon they are valued at amortized cost using their value on the 61st day. All other securities and other assets are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees.

C. Security Transactions and Investment Income
Security transactions are accounted for on a trade date basis. Dividend income is recorded on the ex-dividend date. Interest income and expenses are recorded on the accrual basis. Interest income includes amortization of premium and discount on investments. Realized gains and losses from securities transactions are recorded by the identified cost basis.

All of the net investment income and realized and unrealized gains and losses from the securities transactions of the Portfolio are allocated pro rata among the investors in the Portfolio at the time of such determination.

D. Repurchase Agreements
The Portfolio may enter into repurchase agreements with financial institutions deemed to be creditworthy by the Portfolio's Investment Advisor, subject to the seller's agreement to repurchase such securities at a mutually agreed upon price. Securities purchased subject to repurchase agreements are deposited with the Portfolio's custodian and pursuant to the terms of the repurchase agreement must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the Portfolio will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the Portfolio maintains the right to sell the underlying securities at market value and may claim any resulting loss against the seller. However, in the event of default or bankruptcy by the seller, realization and/or retention of the collateral may be subject to legal proceedings.

E. Federal Income Taxes
The Portfolio is considered a Partnership under the Internal Revenue Code. Therefore, no federal income tax provision is necessary.

F. Option Contracts
The Portfolio may enter into option contracts. Upon the purchase of a put option or a call option by the Portfolio, the premium paid is recorded as an investment and marked-to-market daily to reflect the current market value. When a purchased option expires, the Portfolio will realize a gain or loss in the amount of the cost of the option. When the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss depending on whether the sale proceeds from the closing sale transaction are greater or less than the cost of the option. When the Portfolio exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid.

G. Other
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from those estimates.

Note 2--Fees and Transactions with Affiliates
The Portfolio has entered into an Administration and Services Agreement with Bankers Trust Company ("Bankers Trust"). Under this Agreement, Bankers Trust provides administrative, custody, transfer agency and shareholder services to the Portfolio in return for a fee computed daily and paid monthly at an annual rate of .10% of the Portfolio's average daily net assets.

The Portfolio has entered into an Advisory Agreement with Bankers Trust. Under this Agreement, Bankers Trust manages the Portfolio in accordance with the Portfolio's investment objective and stated investment policies in return for a fee computed daily and paid monthly at an annual rate of .65% of the Portfolio's average daily net assets.

Bankers Trust has voluntarily undertaken to waive and reimburse expenses of the Portfolio, to the extent necessary, to limit all expenses to 0.60% of the average daily net assets of the Portfolio.

The Portfolio may invest in the BT Institutional Cash Management Fund ("the Fund"), an open-end management investment company managed by Bankers Trust Company ("the Company"). The Fund is offered as a cash management option to the Portfolio and other accounts managed by the Company. Distributions from the Fund to the Portfolio as of September 30, 1998 amounted to $600,602 and are included in dividend income.

The Portfolio is a participant with other affiliated entities in a revolving credit facility (the "revolver") and a discretionary demand line of credit facility, collectively (the "credit facilities") in the amounts of $50,000,000 and $100,000,000, respectively. A commitment fee of .07% per annum on the average daily amount of the available commitment is payable on a calendar quarter basis, and apportioned equally amongst all participants. Amounts borrowed under the credit facilities will bear interest at a rate per annum equal to the Federal Funds Rate plus .45%. No amounts were drawn down or outstanding under the credit facilities as of and for the year ended September 30, 1998.

Note 3--Purchases and Sales of Investment Securities
The aggregate cost of purchases and proceeds from sales of investments, other than short-term obligations, for the year ended September 30, 1998 were $397,846,050 and $433,371,704, respectively.

The tax basis of investments held at September 30, 1998 was $164,340,280. The aggregate gross unrealized appreciation for all investments was $17,786,048 and the aggregate gross unrealized depreciation for all investments was $11,511,691.

SMALL CAP PORTFOLIO
Report of Independent Accountants
--------------------------------------------------------------------------------

To the Trustees and Holders of Beneficial Interest of Small Cap
Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Small Cap Portfolio (hereafter referred to as the "Portfolio") at September 30, 1998, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.


PricewaterhouseCoopers LLP
Baltimore, MD
November 6, 1998

BT INVESTMENT FUNDS
SMALL CAP FUND

Investment Advisor and Administrator of the Portfolio
BANKERS TRUST COMPANY
130 Liberty Street
New York, NY  10006

Distributor
ICC DISTRIBUTORS, INC.
P.O. Box 7558
Portland, ME 04112-9892

Custodian and Transfer Agent
BANKERS TRUST COMPANY
130 Liberty Street
New York, NY  10006

Independent Accountants
PRICEWATERHOUSECOOPERS LLP
250 West Pratt Street
Baltimore, MD 21201

Counsel
WILLKIE FARR & GALLAGHER
787 7th Avenue
New York, NY  10019

                                 -------------
               For information on how to invest, shareholder account information and current price and yield information, please contact your relationship manager or the BT Mutual Fund Service Center at
               (800) 730-1313. This report must be preceded or accompanied by a current prospectus for the Fund.
                                 -------------

                                        BT Investment Small Cap CUSIP #055922769
                                                                STA498200 (9/98)